UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[X]   Preliminary Proxy Statement
      Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
      Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to ss. 240.14a-12

                        American Church Mortgage Company
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[X]      No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         1) Title of each class of securities to which transaction
         applies:
         --------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         4) Proposed maximum aggregate value of transaction:
         --------------------------------------------------
         5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         --------------------------------------------------
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     (4) Date Filed:
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



                        AMERICAN CHURCH MORTGAGE COMPANY
                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343
                                 (952) 945-9455

                                  May __, 2008
Dear Shareholder:

     You are invited to attend the 2008 Annual Meeting of Shareholders of American Church Mortgage Company to be held at 10237 Yellow Circle Drive, Minnetonka, Minnesota, 55343, on June 11, 2008 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describes each business proposal for your action. After the business of the meeting has been concluded, shareholders will be given an opportunity to ask appropriate questions.

         The proposals and the vote the Board of Directors recommends are:

                                                                                    Recommended
                                               Proposal                                 Vote

1.   Election of five (5) directors to hold office until the next annual meeting
     of  shareholders  and until  their  successors  have been duly  elected and,        FOR
     qualified.

2.   Approval of an  amendment  to our Church  Lending  Guidelines,  pursuant to
     Section 3.20 of our Bylaws,  regarding  financial  statements  from our             FOR
     borrowers.

3.   Ratification  of  the  appointment  of  Boulay,  Heutmaker,  Zibell  & Co.,
     P.L.L.P. as our independent  registered public accounting firm for the year         FOR
     ending December 31, 2008.

     A notice of Annual Meeting, a form of proxy and a proxy statement containing information about the matters to be acted upon at the Annual Meeting of Shareholders are enclosed.

     Your vote is very important and we urge you to complete, sign, date and mail the enclosed proxy card promptly. This action will not limit your right to revoke your proxy in the manner described in the accompanying proxy statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                                            Sincerely,

                                            AMERICAN CHURCH MORTGAGE COMPANY

                                            /s/ Philip J. Myers
                                            -------------------
                                            Philip J. Myers
                                            President

                        AMERICAN CHURCH MORTGAGE COMPANY
                                -----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 11, 2008
                                  AT 10:00 A.M.

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of American Church Mortgage Company, a Minnesota corporation, will be held at ACMC's office at 10237 Yellow Circle Drive, Minnetonka, Minnesota, 55343, at 10:00 a.m., local time, on June 11, 2008.

     This meeting is being held for the following purposes:

     1. To elect five (5) persons to serve as directors until the next annual meeting of shareholders and until their successors are duly elected and qualified.

     2.   To amend the Company's current Church Lending Guidelines,  pursuant to
          Section 3.20 of our Bylaws, regarding financial statements from our borrowers.

     3. To ratify the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as our independent registered public accounting firm for the year ending December 31, 2008.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on May 1, 2008 will be entitled to notice of or to vote at the meeting or any adjournment thereof. Whether or not you plan to be present at the meeting, please sign and return the accompanying form of proxy in the enclosed postage prepaid envelope at your earliest convenience. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

     Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

     For ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for examination by any shareholder, for any purpose relating to the meeting, during normal business hours at the our offices. This list will also be available at the Annual Meeting.

                              By Order of the Board of Directors,
                              /s/ Philip J. Myers
                              --------------------
                              Philip J. Myers, President and Secretary
Minnetonka, Minnesota
May __, 2008

--------------------------------------------------------------------------------
                 WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL
               MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                        AMERICAN CHURCH MORTGAGE COMPANY

                            10237 YELLOW CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343
                                 (952) 945-9455
                                 ---------------
                                 PROXY STATEMENT
                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 11, 2008

     This proxy statement and the accompanying proxy card are being mailed, beginning on May __, 2008, to owners of common shares of American Church Mortgage Company in connection with the solicitation of proxies by the Board of Directors for our 2008 Annual Meeting of Shareholders. This proxy procedure is necessary to permit all American Church Mortgage Company shareholders, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                                                              3
PROPOSAL 1: ELECTION OF DIRECTORS                                                                                6
HOW DOES THE BOARD OPERATE?                                                                                      8
HOW ARE EXECUTIVES AND DIRECTORS COMPENSATED?                                                                    9
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE GOVERENANCE; COMPLIANCE WITH
  SECTION 16(a) OF THE EXCHANGE ACT                                                                              9
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE                                       11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS                  14
EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS                                                            15
DIRECTOR COMPENSATION                                                                                           15
PRINCIPAL ACCOUNTANT FEES AND SERVICES                                                                          16
PROPOSAL 2:  AMENDMENT OF THE COMPANY'S CHURCH LENDING GUIDELINES REGARDING BORROWER FINANCIAL STATEMENTS       17
PROPOSAL 3: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            19
SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING OF
      SHAREHOLDERS                                                                                              19
OTHER MATTERS                                                                                                   19
EXHIBITS
       ANNUAL REPORT FORM 10-KSB, AS AMENDED
       PROXY

                               GENERAL INFORMATION

     The questions and answers set forth below provide general information regarding this proxy statement and our Annual Meeting of Shareholders.

When are our annual report to shareholders and this proxy statement first being sent to shareholders?

     This proxy statement is being sent to shareholders beginning on May __, 2008. The Company's 2007 Annual Report to Shareholders on Form 10-KSB and Amendment No. 1 thereto accompany this proxy statement.

What am I voting on?

     1. The election of five (5) Board members, each for a one-year term or until their successors are elected and qualified.

     2.   To amend the Company's current Church Lending Guidelines,  pursuant to
          Section 3.20 of our Bylaws, regarding financial statements from our borrowers.

     3. The ratification of the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as our independent registered public accounting firm for the year ending December 31, 2008.

     The  Board of Directors recommends that you vote "FOR" each proposal.

Who is entitled to vote at the Annual Meeting and how many votes do they have?

     Common shareholders of record at the close of business on May 1, 2008 may vote at the Annual Meeting. Each share has one vote. There were 2,493,595 common shares outstanding on May 1, 2008.

How do I vote?

     You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our shareholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our shareholders to enable them to vote.

What is a proxy?

     A proxy is a person you appoint to vote on your behalf. We are soliciting your appointment of proxies so that your common shares may be voted at the Annual Meeting without your attendance. If you complete and return the enclosed proxy card, your shares will be voted by your proxy as you instruct on your returned proxy card.

By completing and returning the proxy card, whom am I designating as my proxy?

     You will be designating Philip J. Myers and Scott J. Marquis as your proxies. They may act on your behalf together or individually and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

     Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on the proposals, your proxy will vote: "FOR" the election of Philip J. Myers, Kirbyjon
H. Caldwell, Robert O. Naegele, Jr., Dennis J. Doyle and Michael G. Holmquist as Directors; "FOR" the approval of the proposed amendment to our Church Lending Guidelines; and "FOR" the ratification of the appointment of our independent registered public accounting firm. We do not intend to bring any other matters for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the Annual Meeting.

How do I vote using my proxy card?

     Other than attending the Annual Meeting and voting in person, you must vote by mail. To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

How do I revoke my proxy?

     You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

     o Notifying our Corporate Secretary, Philip J. Myers, in writing at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343, that you are revoking your proxy;
     o    Executing a later-dated proxy card; or
     o    Attending and voting by ballot at the Annual Meeting.

Is my vote confidential?

     Yes, only certain of our officers will have access to your card.

Who will count the votes?

     An officer of American Church Mortgage Company will act as the inspector of election and will count the votes.

What constitutes a quorum?

     As of May 1, 2008, 2,493,595 of our common shares were issued and outstanding. The holders of one-third (1/3) of the shares outstanding and entitled to vote, represented either in person or by proxy, constitute a quorum for the transaction of business. If you sign and return your proxy card, you will be considered part of the quorum, even if you withhold your vote. If a quorum is not present at the Annual Meeting, the shareholders present in person or, by proxy may adjourn the meeting to a date not more than 120 days after June 11, 2008, until a quorum is present.

How will my vote be counted?

     With respect to the election of Directors, votes may be cast in favor of or withheld from one or all nominees. Votes that are withheld will not be included in the vote.

     With respect to the proposed amendment to our Church Lending Guidelines, votes may be cast in favor or against the proposed amendment, or you may abstain from the vote. If you abstain from the vote or do not return your proxy card, your abstention or non-vote will have the same effect as a vote against the proposed amendment. Because the proposed amendment to our Church Lending Guidelines requires the approval of the holders of a majority of our outstanding shares, it is very important that you return your proxy card so that your vote is counted.

     With respect to approval of and appointment of our independent registered public accounting firm, votes may be cast for or against the proposal or the proxy may be instructed to abstain. Abstentions will be treated as "No" votes.

What percentage of the Company's common shares do the directors and executive officers own?

     Our Board of Directors and executive officers beneficially owned 1.14% of our common shares as of May 1, 2008. (See the discussion under the heading "Security Ownership of Certain Beneficial Owners and Management" for more details.)

Who is soliciting my proxy, how is it being solicited and who pays the cost?

     American Church Mortgage Company is soliciting your proxy. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. Computershare Trust Company, Inc., our transfer agent, will be assisting us for a fee, plus out-of-pocket expenses. In 2007, we paid Computershare approximately $7,800, which included out-of-pocket expenses, for assisting us with our proxy solicitation. American Church Mortgage Company pays the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common shares.

Do we have any significant shareholders?

         We have no shareholders who beneficially owned more than 5.0% of our stock as of May 1, 2008.

When are shareholder proposals for the year 2009 shareholder meeting due?

         Shareholder proposals to be presented at the 2009 Annual Meeting must be submitted in writing by January 2, 2009 to Philip J. Myers, President, at 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343. You should submit any proposal by a method that permits you to prove the date of delivery to us. (See the discussion under the heading "Shareholder Proposals for the 2009 Annual Meeting of Shareholders" and "Election of Directors" for information regarding certain procedures with respect to shareholder proposals and nominations of Directors.)

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Pursuant to our Bylaws, the Board has fixed at five (5) the number of directors to be elected at the Annual Meeting. Unless otherwise indicated thereon, the proxy holders will vote "FOR" the election of the nominees listed below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All nominees are members of the present Board. If any nominee is unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

     The five (5) nominees who receive the highest number of votes will be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE BOARD NOMINEES LISTED BELOW.

Nominees

     The following table sets forth certain information regarding the nominees.

Name                             Age                          Biographical Summary                         Director
                                                                                                             Since

Philip J. Myers                   52    Mr.  Myers  has  been our  Chairman,  President,  Treasurer  and     2001
                                        Secretary  since  April 2001.  He has also served as  President,
                                        Treasurer,  shareholder  and a director of our  Advisor,  Church
                                        Loan Advisors,  Inc.  since 1994,  President,  Secretary,  and a director of American  Investors  Group,  Inc., an underwriter of our prior  securities  offerings,  since 1996, and of its parent company,  Apostle  Holdings Corp. since 2000. Mr. Myers has been an officer of American  Investors  Group,  Inc.  and has engaged directly in church  mortgage  lending  since 1989. He earned his bachelor  of arts degree in  political  science in 1977 from the
                                        State  University of New York at Binghamton and his juris doctor degree from the State  University of New York at Buffalo  School of Law in  1980.  From  1980 to 1982,  Mr.  Myers  served  as an attorney  in the  Division  of  Market  Regulation  of the  U.S.
                                        Securities  and Exchange  Commission  in  Washington,  D.C. and,
                                        from  1982  to  1984,  as  an  attorney  with  the  Division  of
                                        Enforcement  of the  Securities  and Exchange  Commission in San
                                        Francisco.  From August 1984 to January 1986, he was employed as an attorney with the San Francisco law firm of Wilson,  Ryan and
                                        Compilongo   where  he   specialized   in   corporate   finance,


                                      -6-


                                        securities  and  broker-dealer  matters.  From  January  1986 to
                                        January  1989,  Mr. Myers was Senior Vice  President and General
                                        Counsel of Financial Planners Equity  Corporation,  a 400 broker securities dealer formerly located in Marin County,  California.
                                        He became  affiliated  with American  Investors  Group,  Inc. in
                                        1989. He is an inactive  member of the New York,  California and
                                        Minnesota  State  Bar  Associations.  Mr.  Myers  holds  General
                                        Securities   Representative  and  General  Securities  Principal
                                        licenses with the National  Association  of Securities  Dealers,
                                        Inc.

Kirbyjon H. Caldwell              54    Mr.  Caldwell  has  served  as an  independent  director  of the     1994
                                        Company  since  1994.  He has  been  Senior  Pastor  of  Windsor
                                        Village United Methodist Church in Houston,  Texas since January
                                        1982.  The  membership  of  Windsor  Village  is   approximately
                                        14,400.  Mr. Caldwell received his B.A. degree in Economics from
                                        Carlton   College   (1975),   an  M.B.A.  in  Finance  from  the
                                        University of  Pennsylvania's  Wharton  School  (1977),  and his
                                        Masters in Theology from Southern  Methodist  University  School of Theology  (1981).  He is a member of the Boards of  Directors of  Continental  Airlines,  National  Children's  Defense  Fund,
                                        Baylor College of Medicine, Greater Houston Partnership,  Amergy
                                        Bank of Texas, Reliant Energy,  Bridgeway Capital Management and
                                        the American Cancer  Society.  He is also the founder and member
                                        of  several   foundations   and  other   community   development
                                        organizations.


Robert O. Naegele, Jr.            68    Mr.  Naegele  has  served  as an  independent  director  of  the     1994
                                        Company  since  1994.  Mr.  Naegele's  professional   background
                                        includes  advertising,  real  estate  development  and  consumer products  with a special  interest in  entrepreneurial  ventures and  small  developing  companies.  In  1997,  he led a group of investors to apply for, and receive an NHL expansion  franchise, the Minnesota  Wild,  which began play in the Xcel Energy Center in St.  Paul,  Minnesota,  in  October  2000.  Mr.  Naegele is a
                                        member  of the  NHL  Board  of  Governors  and  Chairman  of the
                                        Minnesota Sports and Entertainment.

                                      -7-

Dennis J. Doyle                   55    Mr. Doyle has served as an  independent  director of the Company     1994
                                        since 1994.  He is the majority  shareholder  and  co-founder of
                                        Welsh Companies,  Inc.,  Minneapolis,  Minnesota, a full-service real estate company involved in property management,  brokerage,
                                        investment  sales,   construction  and  commercial  development.
                                        Welsh  Companies was  co-founded  by Mr. Doyle in 1980,  and has over 350  employees.  Mr.  Doyle is the  recipient  of  numerous civic  awards  relating  to his  business  skills.  He also is a member of the board of directors of Rottlund  Homes and Hope For
                                        The City.


Michael G. Holmquist              58    Mr.  Holmquist  has  served as an  independent  director  of the     2003
                                        Company  since  2003.  Mr.   Holmquist  is  a  Certified  Public
                                        Accountant  practicing from his office in Deephaven,  Minnesota.
                                        Prior to entering the  accounting  field in 1977,  he worked for two years as a public  school  teacher  and served four years in the U.S.  Coast  Guard.  He is a graduate of St.  Olaf  College.
                                        Mr.   Holmquist  was  an  original   incorporator   of  American
                                        Investors Group and an employee of the firm from 1986-1989.


How does the Board operate?

     During 2007, the Board of Directors had four meetings. The attendance policy of the Board encourages and expects all board members to attend all Board meetings. Last year, Mr. Myers and Mr. Holmquist attended 100% and 75%, respectively, of the meetings held. Mr. Caldwell and Mr. Doyle each attended two meetings, and Mr. Naegele attended one.

     The Company encourages attendance at the Annual Shareholder Meeting, but has no policy regarding attendance in light of the fact that very few shareholders attend the Annual Meeting in person. One director attended the 2007 Annual Shareholder Meeting. Our directors are invited, and frequently one or more of our directors are in attendance at the Annual Meeting.

     The Board has no separately-designated standing audit committee, compensation committee, nominating or executive committee. The Company's entire Board performs the functions of an audit committee, but the Board has not designated an "audit committee financial expert." The Company believes that several of its independent directors qualify for such a designation, but does not believe the designation of a specific individual is necessary at this time since the Company is managed by its advisor, Church Loan Advisors, Inc. (the "Advisor").

     The Company's Directors take a critical role in guiding the Company's strategic direction. Since 1994, we have had very little turnover on the Board. As such, the Company does not have a separate nominating committee. When Board candidates are considered, they are evaluated based upon their ability to qualify as independent directors under Section 3.3 of the Company's Bylaws and other various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity in judgment. In addition, director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. See "Qualifications of Candidates for Election to the Board" and "Process for Identifying and Evaluating Candidates for Election to the Board" below for further discussion of how the Board operates in connection with nominations.

How are Executives and Directors compensated?

     Since inception, the Company has not had employees and the Company has only one executive officer, Philip J. Myers, who serves in several capacities and is not compensated for such position. The Company's business is managed by the Advisor. The actions and decisions of the Company and the Advisor are governed by the Company's independent directors and by the Company's Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. As such, the Company has not adopted a Code of Ethics.

     In addition, because the Company has no employees, and because Mr. Myers is not compensated by the Company, there is no Company compensation committee. However, we currently pay each independent director $500 for each board meeting attended ($400 for telephonic meetings), limited to $2,500 per year. We also reimburse directors for travel expenses incurred in connection with their duties as our directors. Please see "Director Compensation" on page 16. As a non-independent director, Philip J. Myers receives no compensation or reimbursements in connection with his service on our Board of Directors.

    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND CORPORATE
         GOVERENANCE; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Qualifications of Candidates for Election to the Board

     The Company's Directors take a critical role in guiding the Company's strategic direction. Since 1994, we have had very little turnover on the Board. See "Election of Directors." As such, the Company does not have a separate nominating committee. When Board candidates are considered, they are evaluated based upon their ability to qualify as independent directors under Section 3.3 of the Company's Bylaws and other various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the shareholders, financial literacy and personal integrity in judgment. In addition, director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly-qualified and productive public company directors. The Company's Bylaws are available on both of its websites. You can view our Bylaws at www.churchbondsusa.com under the heading "Library."

Process for Identifying and Evaluating Candidates for Election to the Board

     The Company's Board of Directors has no separate nominating committee, however, management of the Company reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommends to the full Board of Directors the persons to be nominated for election at each annual meeting of shareholders of the Company. In the case of incumbent directors, the Board reviews such directors' overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet the applicable independence standards. In the case of any new director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Board determines whether the candidate meets the applicable independence standards and the level of the candidate's financial expertise. Any new candidates would be interviewed by the management of the Company and, if appropriate, then by all members of the Board. The full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

Shareholder Nominations of Director Candidates

     Shareholders may nominate Director candidates for consideration by management of the Company by writing to Philip J. Myers and providing to Mr. Myers the candidate's name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer's business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as reasonably available and sufficient to evaluate the minimum qualifications stated above under the section of this proxy statement entitled "Qualifications of Candidates for Election to the Board." The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Written notice must be given at least 120 days before the date of the next annual meeting of shareholders. If a shareholder nominee is eligible, and if the nomination is proper, management then will deliberate and make its recommendation to the Board of Directors. For the 2008 Annual Meeting of Shareholders, the Board of Directors did not receive nominations for director candidates from eligible shareholders or groups of shareholders. Additionally, there were no changes to the procedures by which shareholders may recommend nominees to the Board since the Company's 2007 Annual Meeting of Shareholders.

Communications with the Board

     Shareholders can communicate directly with the Board by writing to Mr. Philip J. Myers or by calling Mr. Myers at (952) 945-9455 (x126) or via e-mail at phil@amerinvest.com. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in their ownership of common stock. Officers, directors and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge during the year ended December 31, 2007, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

General

     The Company's and the Advisor's activities are governed by the Company's Bylaws and the Advisory Agreement. Both of these documents substantially comply with the NASAA REIT Guidelines, which include substantive limitations on, among other things, conflicts of interest and related party transactions. Other than with respect to the purchase and sale of church bonds for our portfolio in the ordinary course of business, as described below, all future transactions between us and our officers, directors and affiliates must be approved, in advance, by a majority of our independent directors.

Our Advisor

     Subject to the supervision of the Board of Directors, our business is managed by Church Loan Advisors, Inc. (our "Advisor"), which provides investment advisory and administrative services. Church Loan Advisors, Inc. is a Minnesota corporation and has acted as our Advisor since inception in 1994. Our Advisor renders lending and advisory services solely to us, and administers our business affairs and operations.

     The following table sets forth the names and positions of the officers and directors of the Advisor:

      Name                                    Position
      ---                                     --------
      Philip J. Myers                         President, Treasurer and Director
      Scott J. Marquis                        Vice President, Secretary

Our Advisory Agreement

     We have entered into a contract with our Advisor (the "Advisory Agreement") under which our Advisor furnishes advice and recommendations concerning our affairs, provides administrative services to us, and manages our day-to-day affairs. In performing its services under the Advisory Agreement, our Advisor may use facilities, personnel and support services of its affiliates. Expenses, such as legal and accounting fees, director fees, stock transfer agent and registrar and paying agent fees, are our direct expenses and are not provided for by our Advisor as part of its services.

     The Advisory Agreement is renewable annually by us for one-year periods, subject to a determination, including a majority of our independent directors, that our Advisor's performance has been satisfactory and that the compensation paid by us to our Advisor has been reasonable. The Advisory Agreement was reviewed and renewed for a one-year period on April 24, 2008. We may terminate the Advisory Agreement without cause or penalty on 60 days' written notice. Upon termination of the Advisory Agreement by either party, the Advisor may require us to change our name to a name that does not contain the word "American," "America" or the name of the Advisor or any approximation or abbreviation thereof. However, we may continue to use the word "church" in our name. Our directors must determine that any successor Advisor possesses sufficient qualifications to perform the Advisory function for us and justify the compensation provided for in its contract with us.

     Pursuant to the Advisory Agreement, our Advisor is required to pay all of the expenses it incurs in providing us services including, but not limited to, personnel expenses, rental and other office expenses of officers and employees of the Advisor (except out-of-pocket expenses of such persons who are our directors or officers), and all of its overhead and miscellaneous administrative expenses relating to performance of its functions under the Advisory Agreement. We are required to pay all other expenses, including the costs and expenses of reporting to various governmental agencies and our shareholders and of conducting our operations as a mortgage lender, fees and expenses of appraisers, directors, auditors, outside legal counsel and transfer agents, and costs directly relating to the closing of loan transactions.

     In the event that our total operating expenses exceed in any calendar year the greater of (a) 2% of our average invested assets or (b) 25% of our net income (before interest expense), the Advisor is obligated to reimburse us, to the extent of its fees for such calendar year, for the amount by which the aggregate annual operating expenses paid or incurred by us exceed the limitation. Our independent directors may, upon a finding of unusual and non-recurring factors which they deem sufficient, determine that a higher level of expenses is justified in any given year.

     Our Bylaws provide that our independent directors are to determine, at least annually, the reasonableness of the compensation which we pay to our Advisor. Factors to be considered in reviewing the Advisory fee include the size of the fees of the Advisor in relation to the size and composition of our assets, our profitability, the rates charged by other investment advisors performing comparable services, the success of our Advisor in generating opportunities that meet our investment objectives, the amount of additional revenues realized by our Advisor for other services performed, the quality and extent of service and advice furnished by our Advisor, the quality of our investments in relation to investments generated by our Advisor for its own account, if any, and the performance of our investments.

     Pursuant to the Advisory Agreement, we pay our Advisor an annual base management fee of 1.25% of average invested assets on the first $35 million of such assets, 1.00% on assets from $35 million to $50 million, and .75% on assets in excess of $50 million. Although entitled to do so, the Advisor does not assess its management fee on the church bond portion of our portfolio, but rather only on the church loan portion of our portfolio. For purposes of the Advisory Agreement, the Company's Invested Assets means outstanding church loans, and does not include church bonds or cash equivalent temporary investments. As defined in the Advisory Agreement, we remit to the Advisor one-half of any origination fee collected from a borrower in connection with mortgage loans made or renewed by us. For the years ended December 31, 2007 and 2006, we paid our Advisor $456,000 and $573,000, respectively.

American Investors Group, Inc.

     In the course of our business, we have purchased and may continue to purchase church bonds being underwritten and sold by American Investors Group, Inc., an affiliate of our Advisor. Mr. Myers owns 20% of and has been President, Treasurer and a director of American Investors Group, Inc. since 1996. Although we have not and would not pay any commissions, American Investors Group, Inc. benefits from such purchases as a result of commissions paid to it by the issuer of the bonds. It also may benefit from mark-ups on bonds we buy from it and mark-downs on bonds we sell through it on the secondary market. We purchase church bonds for investment purposes only, and only at the public offering price. Church bonds we purchase in the secondary market, if any, are purchased at the best price available, subject to customary mark-ups (or in the case of sales - mark-downs), on terms no less favorable than those applied to other customers of American Investors Group, Inc. Our principals and our Advisor may receive a benefit in connection with such transactions due to their affiliation with the underwriter.

Director Independence

     The Company's Board of Directors has determined that each of Dennis J. Doyle, Kirbyjon H. Caldwell, Robert O. Naegele, Jr. and Michael G. Holmquist are "independent," as that term is defined in NASAA REIT Guidelines and in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. Accordingly, the Board is composed of a majority of independent directors. There are no transactions with the directors which were evaluated in connection with the Board's determination of the independence or which have not already been disclosed elsewhere in this proxy statement.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

     The following table sets forth as of May 1, 2008, the number of shares beneficially owned by each director and by all executive officers and directors as a group, and the beneficial owner of 5% or more of our outstanding stock, based on 2,493,595 shares of common stock outstanding at that date. Unless otherwise noted, each of the following persons has sole voting and investment power with respect to the shares set forth opposite their respective names.

============================================================    =======================    =====================

                                                                      Number of
                                                                Shares of Common Stock           Percent
                                                                     Beneficially                   of
Name and address of Beneficial Owner (1)                                Owned                     Class
------------------------------------------------------------    -----------------------    ---------------------

Robert O. Naegele, Jr.                                                   8,033                     .32%
------------------------------------------------------------    -----------------------    ---------------------

Philip J. Myers                                                             20,000 (2)             .80%
------------------------------------------------------------    -----------------------    ---------------------

Kirbyjon H. Caldwell                                                       --                     --
------------------------------------------------------------    -----------------------    ---------------------

Dennis J. Doyle                                                            --                     --
------------------------------------------------------------    -----------------------    ---------------------

Michael H. Holmquist                                                       --                     --
------------------------------------------------------------    -----------------------    ---------------------

All Executive Officers and Directors as a Group
(six individuals) (3)                                                   28,333                    1.14%
============================================================    =======================    =====================

(1) The address for the Directors is 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343
(2) Number does not include 9,400 shares owned by an affiliate of our Advisor, which affiliate is 20% indirectly owned by Mr. Myers. Mr. Myers disclaims beneficial ownership of these shares (representing 20% of the shares owned by the affiliate), and does not have voting or investment power over the shares.
(3) Includes 300 shares owned by Scott J. Marquis. Mr. Marquis is an officer of our Advisor.

              EXECUTIVE COMPENSATION AND EQUITY COMPENSATION PLANS

     The Company pays no compensation to its officers and has no other employees. The Company has no equity compensation plans. Because no compensation or equity awards have been awarded to, earned by or paid to any executive officer of the Company, the Company has not included any tables or charts describing executive compensation. However, compensation paid to our directors is described below.

                                                 DIRECTOR COMPENSATION(1)
                    Fees
                    Earned                              Non-Equity         Non-Qualified
                    or Paid    Stock      Option       Incentive Plan      Incentive Plan       All Other
Name                in Cash    Awards     Awards       Compensation        Compensation       Compensation        Total
-----               -------    ------     ------       ------------        ------------       ------------        -----

Kirbyjon H.         $1,200       n/a        n/a            n/a                 n/a                n/a             $1,200
Caldwell
Dennis J. Doyle     $1,200       n/a        n/a            n/a                 n/a                n/a             $1,200
Michael G.          $1,400       n/a        n/a            n/a                 n/a            $15,199 (2)        $16,599
Holmquist
Philip J. Myers       n/a        n/a        n/a            n/a                 n/a                n/a              --
Robert O.           $1,000       n/a        n/a            n/a                 n/a                n/a             $1,000
Naegele, Jr.


(1) All Directors, except Philip J, Myers, are paid $500 per board meeting attended ($400 for telephonic meetings), limited to $2,500 per year, and reimbursed for travel expenses incurred in connection with their duties as directors.

(2) Mr. Holmquist was paid an additional $15,199 during 2007 for auditing and testing the Company's internal controls to determine if the Company has established and is maintaining an adequate system of controls as defined by
     Section 404 of the Sarbanes-Oxley Act of 2002.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table presents fees billed to the Company by Boulay, Heutmaker, Zibell & Co., P.L.L.P., the Company's independent registered public accounting firm, for professional services rendered for the years ended December 31, 2007 and 2006.

..................................................................... .................................................
                                                                                 Years Ended December 31,
..................................................................... .................................................
..................................................................... ....................... .........................
                                                                              2007                     2006
..................................................................... ....................... .........................
..................................................................... ....................... .........................
Audit Fees (1)                                                                $ 53,390                   $ 41,605
..................................................................... ....................... .........................
..................................................................... ....................... .........................
Audit-Related Fees (2)                                                               -                          -
..................................................................... ....................... .........................
..................................................................... ....................... .........................
Tax Fees (3)                                                                     3,815                      1,895
..................................................................... ....................... .........................
..................................................................... ....................... .........................
All Other Fees (4)                                                                 350                         -
..................................................................... ....................... .........................
..................................................................... ....................... .........................
                               Total                                          $ 57,555                   $ 43,500
..................................................................... ....................... .........................

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the Company's independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees." We did not engage Boulay, Heutmaker, Zibell & Co., P.L.L.P. to provide audit-related services during 2007 and 2006.

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

(4) All Other Fees consist of fees for products and services other than the services reported above. In fiscal year 2007, the Company paid $350 for assistance with a miscellaneous accounting matter.

     The Board does not have an audit committee. However, the Board as a whole considers whether the independent registered public accounting firm's provision of audit-related services to the Company is compatible with the auditor's independence. In addition, the Board pre-approves the hiring of our independent registered public accounting firm, and has designated the Advisor to determine if all fees to be charged for services rendered by the independent registered public accounting firm are fair and reasonable prior to any work being performed.

                                   PROPOSAL 2
              AMENDMENT OF THE COMPANY'S CHURCH LENDING GUIDELINES
                     REGARDING BORROWER FINANCIAL STATEMENTS

Financing Policy - Generally

     Our business of mortgage lending to churches and other non-profit religious organizations is managed by our Advisor in accordance with and subject to the policies, guidelines, restrictions and limitations identified in our Bylaws, both specifically under Section 3.19, and more generally under the Church Lending Guidelines described in Section 3.20 (the latter, our "Financing Policy"). The intent of the Financing Policy is to identify for our Advisor and for our shareholders not only the general business in which we are involved, but also the parameters of our lending business. In accordance with Section 3.20 of our Bylaws, the Financing Policy may not be changed (except in certain immaterial respects by majority approval of the Board of Directors) without the approval of a majority of the Independent Directors, and the holders of a majority of our outstanding shares at a duly held meeting for that purpose.

     Pursuant to Proposal 2, our Board of Directors is requesting our shareholders to approve a change to section (vi) of the Financing Policy, which change the Board expects could increase our competitive advantage by reducing costs to our borrowers. The Company's current Financing Policy can be found, in its entirety, starting on page eight (8) of our Annual Report Form 10-KSB (the "Annual Report"), which was filed with the Securities and Exchange Commission on March 28, 2008. A copy of the Annual Report, as amended, has been provided to you with your proxy materials.

Financing Policy - Proposed Change

     The business of making loans to churches and other non-profit religious organizations is highly competitive. We compete with a wide variety of investors and other lenders, including banks, savings and loan associations, insurance companies, pension funds and fraternal organizations which may have investment objectives similar to our own. In order for us to continue to compete in this highly competitive industry, we must find ways to reduce costs. One cost that we believe is continuing to rise is the fee imposed on our borrowers by independent accounting firms who provide financial statements that are, in turn, submitted to us for review in connection with a loan application. Fees charged by these firms can be cost prohibitive for a small growing church. We have determined if we can control this cost by hiring a qualified accountant to be on either our or our Advisor's staff, then we can control and reduce this cost to our borrowers.

     As such, the Board has proposed a change to section (vi) of the Financing Policy to, among other things, permit the Company or our Advisor to hire a qualified accountant. The full text of proposed Financing Policy (vi) reads as follows (strikethroughs indicate deletions to current section (vi) of the Financing Policy, underscoring indicates additions):

     "(vi) The borrower must furnish us with financial statements (balance sheet and income and expense statement) for their its last three (3) complete fiscal years and a current financial statements for the period within ninety days of the loan closing date. On loans of $500,000 or less, A borrower must have the last complete fiscal year financial statements must be reviewed by an a certified public accountant (CPA) engaged by the borrower and who is independent accounting firm of the borrower. On loans in excess of $500,000 the Advisor may require that the last complete fiscal year financial statements be audited by an a CPA engaged by the borrower and who is independent auditor of the borrower.

     In lieu of the above requirement, we or our Advisor may employ a qualified accountant. The qualified accountant we employ would be required to be independent of the borrower. Our employed qualified accountant would not be independent of us. Compiled financial statements of the borrower are acceptable from our employed qualified accountant. Along with the compiled financial statements of the borrower, our employed qualified accountant would perform partial and targeted review examination procedures for borrowers. On loans in excess of $500,000 the Advisor may require partial and targeted audit examination procedures for borrowers.

     Borrowers in existence for less than three (3) fiscal years must provide financial statements since their inception. No loan will be extended to a borrower in operation less than two calendar years absent express approval by our Board of Directors."


             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                             VOTE FOR THE AMENDMENT
                   TO THE COMPANY'S CHURCH LENDING GUIDELINES
                           AS SET FORTH IN PROPOSAL 2.

                                   PROPOSAL 3
                APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     The Board recommends that the shareholders ratify the Board's appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company's independent registered public accounting firm for the year ending December 31, 2008. Boulay, Heutmaker, Zibell & Co., P.L.L.P. has served as our independent registered public accounting firm since 1996.

     No representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. is expected to be present at the Annual Meeting.

                          SHAREHOLDER PROPOSALS FOR THE
                             2009 ANNUAL MEETING OF
                                  SHAREHOLDERS

     Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify us so that such notice is received by our Secretary by January 2, 2009. Any proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with the our Bylaws, which require at least twenty (20) days' written notice prior to the meeting stating with reasonable particularity the substance of the proposal.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                                       By Order of the Board of Directors,
                                       /s/ Philip J. Myers
                                           Philip J. Myers
                                          President and Secretary

May __, 2008

                              CORPORATE INFORMATION

DIRECTORS

Philip J. Myers, Chairman, President, Treasurer and Secretary

Kirbyjon H. Caldwell, Senior Pastor of Windsor Village United Methodist Church, Houston, Texas

Robert O. Naegele, Jr., Chairman of Minnesota Sports and Entertainment

Dennis  J.  Doyle,  Majority  Owner  and  Co-Founder  of  Welsh  Company,  Inc.,
Minneapolis

Michael G. Holmquist, Certified Public Accountant

OFFICERS AND MANAGEMENT OF ADVISOR

Philip J. Myers, President, Treasurer and Director

Scott J. Marquis, Vice President, Secretary

TRANSFER AGENT

Computershare Trust Company, Inc.
350 Indiana Street
Suite 800
Golden, CO 80401
303-262-0600

LEGAL COUNSEL

Winthrop & Weinstine, P.A.
Suite 3500
225 South Sixth Street
Minneapolis, MN  55402

INDEPENDENT ACCOUNTANT

Boulay, Heutmaker, Zibell & Co. P.L.L.P.
7500 Flying Cloud Drive, Suite 800
Minneapolis, MN   55344


COMMON STOCK INFORMATION

Our common stock is not traded on any established market. From time to time, we have repurchased shares of common stock offered to us for sale. At May 1, 2008 we had 1,041 record holders of our common stock and an undetermined number of additional beneficial owners.

2007 ANNUAL MEETING

Our Annual Meeting of Shareholders will be held at 10:00 a.m. on June 11, 2008 at our office, 10237 Yellow Circle Drive, Minnetonka, Minnesota 55343.

SHAREHOLDER CONTACT

Inquiries concerning ACMC or matters of shareholder interest may be directed to:

American Church Mortgage Company
10237 Yellow Circle Drive
Minnetonka, Minnesota 55343
(952) 945-9455 (x 124) Attention: Scott J. Marquis



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                        AMERICAN CHURCH MORTGAGE COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                      PROXY


     The undersigned hereby appoints Philip J. Myers and Scott J. Marquis as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated hereon, all the shares of common stock of American Church Mortgage Company held of record by the undersigned on May 1, 2008, at the Annual Meeting of Shareholders to be held on June 11, 2008, or any adjournment thereof.

             PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

1. ELECTION OF DIRECTORS

            01   Philip J. Myers
            02   Kirbyjon H. Caldwell
            03   Robert O. Naegele, Jr.
            04   Dennis J. Doyle
            05   Michael G. Holmquist

              [ ]  VOTE FOR all nominees listed

              [ ] VOTE WITHHELD for all nominees (to withhold authority to vote for a nominee, write number(s) in the box provided)

              --------------------------------------------------------------


              --------------------------------------------------------------

     2. AMENDMENT OF SECTION (VI) OF OUR FINANCING POLICY, AS SUCH POLICY IS DESCRIBED IN SECTION 3.20 OF OUR BYLAWS

                 [ ] FOR        [ ] AGAINST           [ ] ABSTAIN

                  (CONTINUED AND TO BE SIGNED ON THE REVERSE.)

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                         (CONTINUED FROM THE OTHER SIDE)


     3. PROPOSAL TO RATIFY THE APPOINTMENT OF BOULAY, HEUTMAKER, ZIBELL & CO. PLLP as the Company's independent registered public accounting firm for the year ending December 31, 2008.

                 [ ]  FOR       [ ] AGAINST            [ ] ABSTAIN

         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

     Please sign exactly as name appears below. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation or other entity, please sign in full corporate name by president or other authorized officer. If a partnership, please sign by authorized person.

Date:                          , 2008
      -------------------------

                                           ___________________________________
                                           SIGNATURE

                                           ___________________________________
                                           TITLE (IF APPLICABLE)

                                           ___________________________________
                                           SIGNATURE (IF HELD JOINTLY)

          PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



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